UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 27, 2025

ONAR Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	00-56012	47-2200506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 Biscayne Blvd, 5th Floor Miami, FL 33132

(Address of principal executive offices)

Registrant’s telephone number, including area code (213) 437-3081

____________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ONAR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 27, 2025, the Board of Directors (“the “Board”) of ONAR Holding Corporation (the “Company”) appointed Kelly Anderson to the Board, effective immediately, and increased the Board size to 7 directors.  Ms. Anderson has served as Chief Executive Officer of CXO Executive Solutions, a specialized executive talent solutions company since 2020. From 2015 through 2020, she served as a partner in C Suite Financial Partners, a financial consulting firm serving private, private equity, entrepreneurial, family office and government-owned firms across the entertainment, aerospace/defense, Software-as-a-service and manufacturing industries. Mrs. Anderson previously served in senior financial executive positions at companies including Mavenlink (now known as Kantata), Ener-Core, Fisker Automotive, T3 Motion and The First American Corporation. In addition, Mrs. Anderson currently serves on the board of AgEagle Aerial Systems, Inc., Tharimmune, Inc. and Tomi Environmental Solutions and was previously a member of the board of directors of Marygold Companies, Guardion Health Sciences and Psychic Friends Network. She is a Certified Public Accountant in California and received her B.A. in business administration with an accounting concentration from California State University, Fullerton.

There is no arrangement or understanding between Ms. Anderson and any other persons pursuant to which Ms. Anderson was elected to serve on the Board.

Ms. Anderson will be entitled to receive $12,000 per year for service as a member of the Board, paid on a quarterly basis.  In addition Ms. Anderson will be reimbursed by the Company for reasonable and documented out-of-pocket expenses and will be entitled to receive an initial grant of $20,000 in restricted stock units pursuant to the Company’s omnibus incentive plan.

Ms. Anderson does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONAR Holding Corporation
(Registrant)

Date: September 3, 2025	By:	/s/ Claude Zdanow
	Name:	Claude Zdanow
	Title:	Chief Executive Officer

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